Exhibit 99.1

4Q03 Earnings Conference Call January 22, 2004

2 the of and Such plant and or the new earnings of harbor Act concerning economic equipment hostilities. by of portion safe partners; result 2003 prospects and entirety the Exchange Unpredictable a quarter audio by Sunoco potential environment; their as the by business business business international 2003. in to covered Securities and 6, whether fourth the Forward-looking statements are other qualified listen be general spending; regulatory or acts to of assumptions Sunoco’s Sunoco’s may 21E or November of terrorist expressly with You intended affect limitation: remediation suppliers on Section number of legislative are ET. may or and a not potential call conjunction p.m. statements 1933 upon that and the customers, of Commission in risks operating major 3:00 of based impact conference at Act example problems; by the Exchange this reviewed are of capital, 2004 involve and in to update any forward-looking statements be 22, forward-looking Securities way including should are statements by relations included facts the necessarily non-performance Securities obligation January of include, environmental labor no on 27A and conditions the historical of delays, with statements presentation held forward-looking and demand for products manufactured; changes in operating conditions and costs; changes in level potential slide call, not Section uncertain economic filed undertakes are of These uncertainties and 10-Q, Safe Harbor Statement This conference Those statements made by representatives of Sunoco during the course of Sunoco’s earnings conference that and conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation expected forward-looking Sunoco conference call on this website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID # 4809849. call provisions 1934. future conditions, any or all of which may ultimately prove to be inaccurate. inherently performance, causing actual results to differ materially from those discussed during the conference call. risks in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks the malfunction; construction/repair political These and other applicable risks and uncertainties have been described more fully in Sunoco’s Third Quarter Form unknown factors not discussed herein could also have material adverse effects on forward-looking statements. All foregoing cautionary statements. information or future events.

• 3 • 25-day in sales) Retail by refinery asset • ($0.57/share) and impacted to • MM Logistics MM) MM… Philadelphia (related $44 to ($26 at MM $20 spills) production) $8 charge of • items: turnaround lost ($0.47/share) of • after-tax pipeline Chemicals earnings of MM items special from MM) MMB • MM 5 $36 special Supply @ $11 ($25 ( of net before prior-period earnings & maintenance includes two strong Marketing Refining planned November income includes (for • Results Income 0 0 0 Net 0 • 4Q03 g

• 4 • from MMB of 4.3 from improved by (average from improving… 1/1/01 write-improved since asset much years improved to ($4.32/share) … production much 7 MM MM … past much earnings (related MM of … fundamentals $335 $261 increased 6 best

MM $91 in MM of and $23 2000 of MM $53 2H03… 01)… of items: vs. $70 of in ($4.03/share) earnings 2000/ MMB earnings > volumes items income earned MM matters) special than 14.6 earned sales special • Supply net MM $312 other • & less and year) Acquisition of net before Marketing have $47 highest and • Refining (but 2002 MM/ Chemicals income includes • Results 2002 vs. Retail 2002… $73 2002… 4Q03 Aristech downs • Income 0 0 0 Net 0 • FY03 g

• 5 • to 2002 • shares at available • MM) incentive Marketing channel year-end 43% line $1.10/share) program)… (vs. credit of ($136 outstanding Retail vs. • MM of rate • 4Q03 management from distributor MM) 12/31/03 MM reduced $43 at • in MM Mid-America in $390 $785 • under MM) by cash) • $74 (vs. and annualized • 2003 $52 from of • shares of volume MM (to in MM position (net • Items MM shares; this $431 borrowings 10% • 2.9 issued 12/31/03 proceeds ($46 of debt of • MM • shares at 2003 most net • (1.9 MM balance debt-to-capital dividend of in short-term Year-End net plans 75.4 cash 40% 12/31/02) no 4Q03 • Repurchased 0 Divestment sales retained Improved 0 0 0 Raised in • Other g g g

6 198 162 249 609* Purchase Price Annual Expected Contribution (NIAT) 20 15 65 100 2003 Net Income Contribution 14 7 — 21 2003-2004 Acquisition Summary, MM$            Equistar/ Chemicals (March 31, 2003) Speedway/ Retail Marketing (June 2003) Eagle Point/ Refining (January 2004) * Includes $170 MM of inventory at acquisition dates

7 ? 180 23 21 (12) 113 325 2004 Plan 425 130 50 27 118 750 2003 Actual 245 107 29 39 5 425 Capital Spending by Business Unit, MM$            Refining & Supply Retail Marketing Chemicals Logistics Coke

8 2004 Plan 297 103 175 575 112 63 750 2003 Actual 284 88 23 395 1 29 425 Capital Spending ex-Acquisitions, MM$            BASE Maintenance Turnarounds Clean Fuels Haverhill Coke Plant Other Income Improvement TOTAL

A1 Appendix 4Q03 Earnings Conference Call January 22, 2004

A2 ? (78) 5 5 (12) — — (80) 7 (73) (1.02) 0.09 (0.93) 98 20 21 9 11 19) 40 (35) 124 (15) 109 1.59 . . 3Q03 (0 1 ? (28) 13 9 (10) (1) (5) (22) (3) (25) (0.29) (0.03) (0.32) 7 (5) 07) 79 48 12 17 12 (30) 66 61 . . 4Q02 0.86 (0 0 20 25 26 (3) 11 44 (8) 36 10) 47 (35) . . 4Q03 0.57 (0 0 Earnings Profile, MM$            Refining & Supply Retail Marketing Chemicals Logistics Coke Corporate / Net Financing Special Items Consolidated Net Income EPS (diluted): Income Before Special Items Special Items Net Income

A3 71 25 (7) 1 (1) ? 292 (22) 360 359 4.65 — 4.65 20 28 33 42 29) 62) 2002 (31) (117) (25) (22) (47) . . (0.33) (0 (0 91 53 26 43 29) 03 261 335 (23) 312 4.32 . . 2003 (139) (0 4 Earnings Profile, MM$            Refining & Supply Retail Marketing Chemicals Logistics Coke Corporate / Net Financing Special Items Consolidated Net Income (Loss) EPS (diluted): Income (Loss) Before Special Items Special Items Net Income (Loss)

A4 ? (78) (7) (1.25) (2.68) 0.21 (1.35) (3.8) 3Q03 98 100 4.81 7.31 5.32 5.36 70.8 ? (28) (2) (0.60) (0.01) 1.50 (0.23) (1.7) 4Q02 48 95 4.16 4.64 4.03 4.24 68.7 4Q03 20 93 3.56 4.63 5.53 4.01 67.0 Refining & Supply Income, MM$            Crude Inputs (% of capacity) Realized Margin ($/B) Northeast Toledo Tulsa Total R&S Total Production Available for Sale (MMB)

A5 2 ? 292 2.16 1.90 0.37 1.93 4.3 2002 (31) 95 2.47 3.39 4.22 2.83 270.9 2003 261 97 4.63 5.29 4.59 4.76 275.2 Refining & Supply Income (Loss), MM$            Crude Inputs (% of capacity) Realized Margin ($/B) Northeast Toledo Tulsa Total R&S Total Production Available for Sale (MMB)

A6 ? 5 (88) 14 (74) 1.2 2.8 (8) 1 3Q03 20 1,173 147 1,320 10.0 7.7 80 24 ? 13 60 6 66 3.0 — — — 4Q02 12 1,025 155 1,180 8.2 10.5 72 25 4Q03 25 1,085 161 1,246 11.2 10.5 72 25 Retail Marketing Income, MM$            Sales (MMgal): Gasoline Middle Distillates Total Gasoline Margin (cpg) Distillate Margin (cpg) Merchandise Sales (M$/Store/Mo) Merchandise Margin (% of Sales)

A7 ? 71 218 60 278 2.8 1.4 3 —2002 20 4,021 558 4,579 7.5 9.9 69 25 2003 91 4,239 618 4,857 10.3 11.3 72 25 Retail Marketing Income, MM$            Sales (MMgal): Gasoline Middle Distillates Total Gasoline Margin (cpg) Distillate Margin (cpg) Merchandise Sales (M$/Store/Mo) Merchandise Margin (% of Sales)

A8 ? 5 (0.4) 87 (c) 3Q03 21 9.1 1,418 ? 9 1.1 65 (b) 4Q02 17 7.6 1,440 (a) 4Q03 26 8.7 1,505 Sunoco Chemicals Income, MM$            Margin (cp#) (All Products) Total Sales Volume (MMlbs.) (a) Includes 102 MMlbs. of polypropylene from Bayport, TX plant acquired March 31, 2003. (b) Includes sales of 14 MMlbs. from aniline production line shut down in 4Q02. (c) Includes 94 MMlbs. of polypropylene from Bayport, TX plant.

A9 ? 25 1.6 (26) (b) 2002 28 6.3 5,744 (a) 2003 53 7.9 5,718 Sunoco Chemicals Income ($MM) Margin (cp#) (All Products) Total Sales Volume (MMlbs.) (a) Includes 274 MMlbs. of polypropylene from Bayport, TX plant acquired March 31, 2003. (b) Includes sales of 89 MMlbs. from aniline production line shut down in 4Q02.

• A10 • charges and 2003 return after-tax 2003 in of (after-tax) in pension MM spills $99MM preferential MM • $12 $4 $40MM of • 2003 a increased higher of to costs in includes 2003 to partnerships Results prior-period due in included (after-tax) largely Coke $26MM 2002 two (after-tax) largely incentive 2003 of vs. with which due Sun MM $43MM 2002 to • of 2002 Expenses 2002 • $7 write-off vs. • Earnings of associated vs. Expenses performance vs. related • Earnings MM MM MM • decrease 2003 $1 $14 Financing $8 Businesses: in up receivable up employee up expenses • Logistics 0 Coke 0 Corporate 0 Net 0 • Other g g g